UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 3, 2025

Strawberry Fields REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41628	84-2336054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

6101 Nimtz Parkway
South Bend, Indiana	46628
(Address of principal executive offices)	(Zip Code)

(574) 807-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	STRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K filed by Strawberry Fields REIT, Inc. (the “Company”) includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Forward-looking statements include, without limitation, statements relating to projected industry growth rates, the Company’s current growth rates and the Company’s present and future cash flow position. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 7.01 Regulation FD Disclosure.

On March 3, 2025, the Company issued a presentation regarding its financial results for the year ended December 31, 2024. Such presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference into any filing by the Company under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
99.1	Investor Presentation Dated March 3, 2025	*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAWBERRY FIELDS REIT, INC.

Date:	March 3, 2025

By:	/s/ Moishe Gubin
Moishe Gubin
Chief Executive Officer and Chairman